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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 1996


                             UNITED NATIONAL BANCORP
             (Exact name of registrant as specified in its charter)


                                   New Jersey
                 (State or other jurisdiction of incorporation)

         000-16931                         22-2894827
------------------------        ---------------------------------
(Commission File Number)        (IRS Employer Identification No.)

     1130 Route 22 East, Bridgewater, New Jersey  08807-0010
            (Address of principal executive offices)

                         (908) 429-2200
      (Registrant's telephone number, including area code)


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



Item 5.  Other Events.




On March 21, 1997, United National Bancorp ("UNB") placed $20,000,000 in aggregate liquidation amount of 10.01% Capital Securities due March 15, 2027 (the "Securities") using UNB Capital Trust I, a statutory business trust formed under the laws of the State of Delaware. The Securities pay interest semi-annually and interest on the Securities may, at the option of UNB, be deferred for up to 5 years. The interest on the Capital Securities may increase by 25 basis points if conditions related to the filing of a registration statement with respect to the securities are not met.

The net proceeds of the offering are expected to be used for general corporate purposes. The Securities qualify as Tier 1 capital under the capital guidelines of the Federal Reserve.

A press release announcing the placement of the Securities is being filed as an exhibit to this Form 8-K, together with certain operative documents executed in connection with the transaction.

United National Bancorp is a registered bank holding company whose principal subsidiary, United National Bank, operates 19 branches in New Jersey throughout Hunterdon, Middlesex, Somerset, Union and Warren counties.





Item 7.   Exhibits.



     4(a) Indenture dated March 21, 1997 between United National Bancorp and The
          Bank of New York

     4(b) Certificate of Trust of UNB Capital Trust 1

     4(c) Declaration of Trust of UNB Capital Trust 1

     4(d) Amended/Restated Declaration of Trust of UNB Capital Trust 1, dated March 21, 1997

     10(a)Purchase  Agreement  dated  March 18,  1997  between  United  National
          Bancorp and the Initial Purchasers named therein

     10(b)Registration  Rights  Agreement  dated March 21, 1997  between  United
          National Bancorp and the Initial Purchasers named therein

     10(c) Common Securities Guarantee dated March 21, 1997

     10(d) Capital Securities Guarantee dated March 21, 1997

     99(a) Press Release dated March 24, 1997

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   UNITED NATIONAL BANCORP

Dated: March 27, 1997               By:/S THOMAS C. GREGOR
                                       -------------------------
                                       Thomas C. Gregor
                                       Chairman, President and
                                          Chief Executive Officer

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                                INDEX TO EXHIBITS



Exhibit No.    Description
-----------    -----------


     4(a) Indenture dated March 21, 1997 between United National Bancorp and The
          Bank of New York

     4(b) Certificate of Trust of UNB Capital Trust 1

     4(c) Declaration of Trust of UNB Capital Trust 1

     4(d) Amended/Restated Declaration of Trust of UNB Capital Trust 1, dated March 21, 1997

     10(a)Purchase  Agreement  dated  March 18,  1997  between  United  National
          Bancorp and the Initial Purchasers named therein

     10(b)Registration  Rights  Agreement  dated March 21, 1997  between  United
          National Bancorp and the Initial Purchasers named therein

     10(c) Common Securities Guarantee dated March 21, 1997

     10(d) Capital Securities Guarantee dated March 21, 1997

     99(a) Press Release dated March 24, 1997